TOGA LIMITED
SUBSCRIPTION AGREEMENT
Dated: July 29, 2019

The Securities have not been registered under U.S. Securities Act of 1933 (the "U.S. Securities Act") or any state securities laws and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under U.S. Securities Act, or an exemption from the registration requirements of U.S. Securities Act is available. Hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act.

TO: TOGA LIMITED

Mammoth Empire Estate Sdn. Bhd., a Malaysian corporation (the "**Purchaser**"), hereby agrees to subscribe for and purchase from **Toga Limited**, a corporation incorporated under the laws of the State of Nevada (the "Company") on the terms and conditions set forth in this Subscription Agreement (this "**Subscription Agreement**") a total of **One Hundred and Eighteen Thousand One Hundred and Seventy Four (118,174)** shares of the Company's common stock, par value $0.0001 per share (the "**Offered Shares**") (hereinafter referred to as the "**Shares**" or the "**Securities**"), valued at a subscription price of **US$12** per Share, for an aggregate purchase price of **One Million Four Hundred and Eighteen Thousand and Eighty Seven US Dollars (USD$1,418,087.00** (the "**Purchase Price**"), which shall be remitted by the Purchaser in the form of legal title to those certain portions of real property as described below in Section 1(b).

The Purchaser understands that the Shares are being offered and issued only pursuant to a certain exemption from registration requirements under U.S. securities laws and pursuant to certain representations and warranties provided herein by the Purchaser to US Persons (as such term is defined in Schedule A attached hereto).

1. CONDITIONS OF PURCHASE

(a) The Purchaser acknowledges and agrees that the Company's obligation to sell the Securities to the Purchaser is subject to, among other things, the following conditions:

(i) The Purchaser (1) executes and returns to the Company this Subscription Agreement (including Schedule "A" which is incorporated herein by reference) and all documents required by applicable securities legislation for delivery of the Offered Shares on behalf of the Purchaser and (2) executes in favour of TOGL Technology Sdn. Bhd., ("TOGL") a Malaysian incorporated company and a wholly-owned subsidiary of the Company, (x) the Sale and Purchase Agreement by the Purchaser and TOGL for the sale and purchase of property known as Level Basement 1, SOHO 2, Empire Damansara measuring approximately 4,370 square feet in total build up area ("SOHO Basement 1 SPA") and (y) the Sale and Purchase Agreement by the Purchaser and TOGL for the sale and purchase of Level Basement 3, SOHO 2, Empire Damansara measuring approximately 7,244 square feet in total build up area ("SOHO Basement 3 SPA") (collectively the SOHO Basement 1 SPA and the SOHO Basement 3 SPA are referred to as "the Sale and Purchase Agreements");

(ii) The issue, sale and delivery of the Securities is exempt from all registration requirements and the requirements to file a prospectus or registration statement in the United States, or deliver an offering memorandum under applicable securities legislation relating to the sale of the Securities in each of the applicable jurisdictions, or that the Company has received such orders, consents, or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement, or delivering an offering memorandum or complying with the registration requirements;

(iii) All documentation relating to the offer, sale and issuance of the Securities and the Sale and Purchase Agreements being in form and substance satisfactory to the Company;

(iv) The representations and warranties of the Purchaser contained in this Subscription Agreement (including Schedule "A" attached hereto) remain true and correct as of the Closing Date.

(b) The Company acknowledges and agrees that the Company's obligation to sell the Securities to the Purchaser is subject to, among other things, the following conditions:

(i) The Company (1) executes and returns this Subscription Agreement; and (2) procuring TOGL to execute and deliver to the Purchaser the Sale and Purchase Agreements;

(ii) All documentation relating to the offer, sale and issuance of the Securities and the Sale and Purchase Agreements being in form and substance satisfactory to the Purchaser; and

(iii) The representations and warranties of the Company contained in this Subscription Agreement remain true and correct as of the Closing Date.

The Purchaser acknowledges that its subscription for Securities is subject to acceptance or rejection, in whole or in part, by the Company at any time before the Closing, and the availability of Offered Shares.

2. DELIVERY, PAYMENT AND ESCROW

The Company and the Purchaser agree that the closing of the sale of the Securities (the "**Closing**") shall take place as follows:

(a) Upon (i) execution of this Subscription Agreement and (ii) execution of the Sale and Purchase Agreements, then the Offered Shares will be issued and delivered to Mammoth Empire Estate Sdn Bhd's solicitors, Messrs. Lee, Perara & Tan as stakeholders, to be held in accordance with the terms of the Sale and Purchase Agreements;

(b) Completion of the Sale and Purchase Agreements and delivery of the aggregate Purchase Price shall occur upon receipt and release to TOGL of the letters of disclaimer from the Master Chargee (as defined in the Sale and Purchase Agreements) to exclude the property as described in the Sale and Purchase Agreements from any legal proceedings, if any, which may be instituted by the Master Chargee over the said Land (as defined in the Sale and Purchase

Agreements) in exchange for release of the Offered Shares to the Purchaser by Messrs. Lee, Perara & Tan as stakeholders.

(c) all other documentation as may be required by applicable securities legislation; and

(d) satisfaction of all of the conditions set forth in Section 1 of this Subscription Agreement.

At Closing, the Company shall deliver certificates representing the Securities and payment for the Securities will be completed at the Closing.

3. PURCHASER'S ACKNOWLEDGEMENTS

The Purchaser acknowledges (on its own behalf and, if applicable, on behalf of those for whom the Purchaser is contracting hereunder, and for greater certainty, any reference to the Purchaser in this Subscription Agreement includes any such beneficial purchaser for whom the Purchaser is purchasing hereunder) that:

(a) **AN INVESTMENT IN THE SECURITIES IS NOT WITHOUT RISK AND THE PURCHASER MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT;**

(b) the Company may complete additional, and existing, financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders of the Company, including the Purchaser;

(c) the Company has the right to accept the Purchaser's subscription and purchase in whole or in part or not at all;

(d) the Purchaser has not been provided with, nor has it requested, nor does it have any need to receive, an offering memorandum or any similar document in connection with its subscription for the Securities, and its decision to execute this Subscription Agreement and to purchase the Securities has been based entirely upon publicly available information concerning the Company and not upon any verbal or other written representation as to fact or otherwise made by or on behalf of the Company or any employees, agents or affiliates thereof;

(e) the Securities have not been registered under the U.S. Securities Act of 1933 (the "**U.S. Securities Act**") or the securities laws of any state, and that the Securities upon issuance will be, "restricted securities" in the United States within the meaning of Rule 144(a)(3) of the U.S. Securities Act;

(f) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Securities or the offering of the Securities (the "**Offering**");

(g) the purchase of the Securities has not been made through, or as a result of, and the distribution of the Securities is not being accompanied by, and the Purchaser is not aware of, any form of general solicitation or general advertising including advertisements, articles, notices or other communications published

in any newspaper, magazine or similar media, or broadcast over radio, internet or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h) the Securities are being offered for sale on a "private placement" basis only;

(i) the issuance, sale and delivery of the Securities to the Purchaser or (if applicable) to any purchaser on whose behalf it is contracting hereunder, is conditional upon such issuances and sales being exempt from the registration requirements and the prospectus requirements, or the requirement to file a registration statement, of all applicable securities legislation relating to the issuance and sale of Securities, or upon the issuance of such orders, consents or approvals as may be required to permit such sales without the requirement of filing a prospectus or complying with the registration requirements;

(j) the Company may be required to disclose to applicable securities regulatory authorities the identity of the beneficial purchasers of the Securities;

(k) upon the issuance of the Securities, the certificates representing the Securities shall bear a legend to the effect that transfer is prohibited for a minimum period of one (1) year after the purchase of the Securities, and thereafter that transfer is prohibited except (i) in accordance with the provisions of Regulation S under the U.S. Securities Act, (ii) pursuant to registration under U.S. Securities Act, or (iii) pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with U.S. Securities Act;

(l) the Securities will be subject to resale restrictions under applicable securities legislation, rules, regulations and policies, and the Purchaser or (if applicable) others for whom it is contracting hereunder will comply with all relevant securities legislation, rules, regulations and policies concerning any Securities and will consult with its own legal advisers with respect to complying with all restrictions applying to any such resale and further agrees that it, or (if applicable) others for whom it is contracting, is solely responsible for compliance with all applicable resale restrictions and will only resell the Securities in compliance with all applicable securities laws;

(m) the Offering is only being made to persons to whom it may be lawfully made and the Securities are being issued and sold without breach of any applicable securities legislation;

(n) it has been given the opportunity by the Company to ask questions of, and receive answers from, the management of the Company and has had access to such financial and other information concerning the Company as it has considered necessary to make a decision to invest in the Securities and has availed itself of such opportunity to the full extent desired; and

(o) that even though Purchaser has subscribed for the Shares, Purchaser may not be able to purchase the Shares if another purchaser (or purchasers) have previously paid for all of the Offered Shares (whether or not such purchasers delivered their subscription for Offered Shares to the Company before or after Purchaser).

4. REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 The Purchaser hereby acknowledges and agrees with, represents and warrants to, and covenants with, the Company (which representations, warranties and covenants will survive Closing) on its own behalf and on behalf of others for whom it is contracting hereunder, that:

(a) the Purchaser (and each beneficial purchaser for whom it is acting) is purchasing the Securities as principal for its own account, not for the benefit of any other person (other than any disclosed principal disclosed to the Company) and not with a view to the resale, distribution or other disposition of all or any of the Securities, and it is not a resident of the United States and by virtue thereof is a "non-U.S. person" as defined in Regulation S under the U. S. Securities Act (and as set forth in Schedule "A" attached hereto, which is incorporated herein in its entirety), and confirms that the purchase of the Securities by the Purchaser is not in violation of any applicable laws of its jurisdiction of residence, and Purchaser hereby makes the statements set forth in Schedule "A" attached to this Agreement indicating the means by which Purchaser is a "non-U.S. Person" and confirms the truth and accuracy of all statements made by Purchaser in Schedule "A";

(b) it consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restriction on transfer set forth and described herein;

(c) it (and any beneficial purchaser for whom it is acting) understands that an investment in the Company includes a high degree of risk, has such knowledge and experience in financial and business matters, investments, securities and private placements as to be capable of evaluating the merits and risks of its investment in the Securities, is in a financial position to hold the Securities for an indefinite period of time, and is able to bear the economic risk of, and withstand a complete loss of such investment in the Securities;

(d) it (and if the Purchaser is acting as agent for a disclosed principal, such disclosed principal) was offered the Securities in, and is resident in, the jurisdiction outside of the United States disclosed to the Company, and intends that the securities law of that jurisdiction govern the Purchaser's subscription;

(e) it (and any beneficial purchaser for whom it is acting) has been independently advised as to, and is aware of, the restrictions with respect to trading in the Securities pursuant to the applicable securities laws and the rules of any applicable stock exchanges and further agrees that it (and any beneficial purchaser for whom it is acting) is solely responsible for compliance with all such restrictions;

(f) if required by applicable securities laws or order of a securities regulatory authority, stock exchange or other regulatory authority, it will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Securities;

(g) if it is an individual, the Purchaser has attained the age of majority and in every case the Purchaser is legally competent and has the legal capacity to purchase

the Securities and to execute the Subscription Agreement and take all actions required pursuant to this Subscription Agreement;

(h) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate power, capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof and has obtained all necessary approvals in respect thereof or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal power, capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary action in respect thereof and has obtained all necessary approvals in respect thereof;

(i) upon acceptance of this Subscription Agreement by the Company, this Subscription Agreement will constitute a legal, valid and binding obligation of the Purchaser (and any beneficial purchaser for whom it is acting), enforceable against the Purchaser (and any beneficial purchaser for whom it is acting) in accordance with its terms;

(j) it has had the opportunity to review this Subscription Agreement and the Schedule attached hereto and the transactions contemplated by this Subscription Agreement and fully understands the same;

(k) it (and if the Purchaser is acting as agent for a disclosed principal, such disclosed principal) is responsible for obtaining such legal, including tax, advice as it considers necessary or appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated herein;

(l) the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to the Purchaser or any beneficial purchaser for whom the Purchaser is acting as trustee or agent, or any of its corporate documents, or of any agreement, deed, order or judgment to which it is a party or by which it is bound;

(m) it is solely responsible for its own due diligence investigation of the Company and its business, for its own analysis of the merits and risks of its investment in the Securities made pursuant to this Subscription Agreement and for its own analysis of the terms of its investment;

(n) it is solely responsible for obtaining such advice concerning the tax consequences of its investment in the Securities and it is not relying on the Company or its counsel for advice concerning such tax consequences;

(o) if the Purchaser is not an individual but is a corporation, syndicate, partnership, trust, association or any other form of unincorporated organization or organized group of persons, it has not been formed for the specific purpose of acquiring the Securities, nor created solely or used primarily to permit a group of persons to purchase the Securities, without a prospectus in reliance on a prospectus exemption or registration exemption;

(p) the purchase of the Securities by the Purchaser hereunder is not a transaction in which any director or officer of the Company, or any beneficial owner of securities carrying more than 10% of the voting rights attaching to all outstanding voting securities of the Company, has a direct or indirect beneficial interest, unless the Purchaser has otherwise notified the Company;

(q) the Purchaser (and each beneficial purchaser for whom it is acting) is acquiring the Securities to be held for investment only and not for the benefit of any other person (other than any disclosed principal disclosed to Company) and not with a view to resale, distribution or any other disposition of any or all of such Securities;

(r) the Purchaser (and each beneficial purchaser for whom it is acting) shall hold the Securities and not offer, sell, or otherwise transfer any of the Securities for a minimum of one year after the purchase of the securities hereunder (the "**Restrictive Period**") regardless of any sorter period under applicable laws, rules or regulations;

(s) after the expiration of the Restrictive Period, if it decides to offer, sell or otherwise transfer any of the Securities, the Purchaser will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the sale is made in the United States pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 (if it as available) thereunder and in accordance with any applicable state securities or "blue sky" laws, and the Purchaser has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transaction does not require registration pursuant to Rule 144 under the U.S. Securities Act;

(iv) the Securities are sold in the United States in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the Purchaser has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transaction does not require registration; or

(v) the sale is made in the United States pursuant to an effective registration statement filed under the U.S. Securities Act.

The Purchaser acknowledges and agrees that the Company will refuse to register any sale of Securities made in breach of the provisions hereof.

(t) all of the acknowledgements, representations, warranties and covenants set out in Schedule "A" hereto are true and correct as of the day hereof and as of each Closing and are incorporated by reference herein;

(u) none of the funds being used to purchase the Securities are, to the knowledge of the Purchaser, obtained or derived directly or indirectly as a result of illegal activities of Purchaser or of any beneficial purchaser for whom the Purchaser is acting; and

(v) Purchaser shall provide to the Company (i) the Purchaser's street address, city, state or province, country, postal code, and phone number for the Purchaser, and, if the Purchaser is acting for a beneficial purchaser or disclosed principal, Purchaser shall provide such beneficial purchaser's or disclosed principal's full name, street address, city, state or province, country, postal code, and phone number; (ii) information requested by the Company regarding the registration of the certificates representing the Securities purchased hereunder; and (iii) any other information required by the Company, from time to time, regarding the Purchaser or such beneficial purchaser or disclosed principal.

4.2 The Company hereby acknowledges and agrees with, represents and warrants to, and covenants with, the Purchaser (which representations, warranties and covenants will survive Closing) on its own behalf that:

(a) the Company is a valid and subsisting corporation, has the necessary corporate power, capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof and has obtained all necessary approvals in respect thereof;

(b) the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to the Company or any of its corporate documents, or of any agreement, deed, order or judgment to which it is a party or by which it is bound;

(c) the Securities when issued, will be free of any encumbrances, lien or any other claims from any third party;

(d) no winding up, liquidation or such analogous or similar proceedings have been filed, commenced or initiated against the Company.

5. REPRESENTATIVE OF PURCHASER

Messrs. Lee, Perara & Tan, advocates & solicitors are hereby appointed as the Purchaser's agent to represent the Purchaser at each Closing for the purposes of all closing matters and deliveries of documents, including the delivery of certificates representing the Securities.

6. INDEMNITY

(a) The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting in the purchase of the Securities, shall indemnify the Company for any loss arising from any representation and warranty made by the Purchaser in this Agreement if found not to be true for which the Company has directly incurred material damages.

(b) The Company shall indemnify the Purchaser for any loss arising from any representation and warranty made by the Company in this Agreement if found not to be true for which the Purchaser has directly incurred material damages.

7. GOVERNING LAW

This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Arizona and the federal laws of the U.S. applicable therein. The Purchaser, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the exclusive jurisdiction of the courts of the State of Arizona with respect to any matters arising out of this Subscription Agreement.

8. ASSIGNMENT

This Subscription Agreement is not transferable or assignable by the parties hereto.

9. ENTIRE AGREEMENT

This Subscription Agreement (including the Schedule hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

10. SURVIVAL AND ENUREMENT

The representations, warranties, acknowledgments and covenants contained in this Subscription Agreement and in the Schedule hereto are made by the Purchaser with the intent that they may be relied upon by the Company in determining the Purchaser's eligibility or the eligibility of any others on whose behalf the Purchaser is contracting hereunder to purchase the Securities, and the Purchaser hereby agrees to indemnify the Company (and its officers, directors, employees, advisors, legal counsel and agents of the Company) against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur that are caused by or arise from the Purchaser's breach thereof. The Purchaser further agrees that by accepting the Securities the Purchaser shall be representing and warranting that the representations, warranties and acknowledgements contained herein are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they and the covenants set forth in this Subscription Agreement shall survive the purchase by the Purchaser of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of any or all of the Securities. With respect to any indemnified person who is not a party to this Subscription Agreement, it is the intention of the Purchaser to constitute the Company as trustee for such indemnified persons of the rights and benefits of this Section 10 and the Company agrees to accept such trust and to hold the rights and benefits of this Section 10 in trust for and on behalf of each such indemnified person.

This Subscription Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

11. CURRENCY

Except where otherwise expressly provided, all amounts in this Subscription Agreement are stated and will be paid in United States currency.

12. COSTS

All costs and expenses incurred by each Party, including solicitor's costs for the preparation and execution of this Agreement shall be borne by that Party. .

13. TIME OF ESSENCE

Time will be of the essence of this Subscription Agreement.

14. HEADINGS

The headings contained herein are for convenience only and will not affect the meaning or interpretation of this Subscription Agreement.

15. SCHEDULES

The following Schedule is incorporated into and forms an integral part of this Subscription Agreement, and any reference to this Subscription Agreement includes Schedule "A" – CERTIFICATE OF NON-U.S. PERSON.

16. EXECUTION BY FACSIMILE, COUNTERPARTS

The Company and the Purchaser will be entitled to rely on delivery by facsimile or electronic mail of an executed copy of this Subscription Agreement, including any attachments hereto, and acceptance by the Company and the Purchaser of such facsimile or electronic copy will be legally effective to create a valid and binding agreement between the Company and the Purchaser in accordance with the terms hereof. This Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

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17. SUBSCRIPTION PARTICULARS

BOX A:

Particulars of Purchase of Shares	
Number of Shares Subscribed For:	118,174
Total subscription price payable: (US$12.00 x number of Shares subscribed for)	USD$1,418,087

BOX B:

Purchaser Information	
Name of Purchaser:	Mammoth Empire Estate Sdn Bhd
Street Address:	H-03-01, Menara H, Empire City, No. 8 Jalan Damansara, PJU 8
City and Province:	Petaling Jaya Selangor Darul Ehsan
Country/Postal Code:	47820, Malaysia
Contact Name:	
Alternate Contact:	
Phone No.:	
Fax No.:	

BOX C:

Registration Information
Registration of the certificates representing the Securities should be made exactly as follows:

Name of Purchaser:	Mammoth Empire Estate Sdn Bhd
Street Address:	H-03-01, Menara H, Empire City, No. 8 Jalan Damansara, PJU 8
City and Province:	Petaling Jaya Selangor Darul Ehsan
Country/Postal Code:	47820, Malaysia
Contact Name:	
Alternate Contact:	
Phone No.:	
Fax No.:	

BOX D:

Delivery of Certificates
The certificates representing the Securities are to be delivered as follows (if different from the address(es) set forth in Box B above):

Name of Stakeholder:	Lee, Perara & Tan
Street Address:	No. 55 Jalan Thambipillay, Brickfields,
City and Province:	Kuala Lumpur, Wilayah Persekutuan
Country/Postal Code:	50470, Malaysia
Contact Name:	George Chong Kok Choy
Alternate Contact:	
Phone No.:	603-22734307
Fax No.:	603-22735176

BOX E:

Beneficial Purchaser Information If the Purchaser is acting for a beneficial purchaser, the name and address of such beneficial purchaser is as follows:	
Name of Purchaser:	
Street Address:	
City and Province:	
Country/Postal Code:	
Contact Name:	
Alternate Contact:	
Phone No.:	
Fax No.:	

18. SIGNATURE OF PURCHASER

Signature of Purchaser (on its own behalf and, if applicable, on behalf of each principal for whom it is contracting hereunder).

MAMMOTH EMPIRE ESTATE SDN BHD

By: ______________________ ______________________

Name: Dato' Ng Yee Teck Name: Dato' Cheah Joi Yong

19. CONFIRMATION AND ACCEPTANCE

This Subscription Agreement is confirmed and accepted by the Company.

DATED as of the 29 day of July 2019.

TOGA LIMITED,
a Nevada corporation

By:________________________
Name: Toh Kok Soon
Title: CEO

SCHEDULE "A"

CERTIFICATE OF NON-U.S. PERSON

The Purchaser covenants, represents and warrants to **Toga Limited** (the "Company") that:

1. The representations and warranties contained herein are made by the Purchaser with the intent that they may be relied upon by the Company in determining the Purchaser's suitability as a purchaser of shares of its capital stock (the "Shares").

2. The Purchaser confirms that the purchase of the Shares occurred in an "offshore transaction" in that:

(a) The Purchaser is not an "entity" in the United States;

(b) At the time the Subscription Agreement between Purchaser and Company (the "Subscription Agreement") was entered into (which this Schedule "A" is a part), and as of the effective date of the Subscription Agreement, the Purchaser was outside of the United States;

(c) The Purchaser is not a U.S. Person. For purposes hereof, "U.S. Person" means:

(i) any natural person resident in the United States;
(ii) any partnership or corporation organized or incorporated under the laws of the United States;
(iii) any estate of which any trustee is a U.S. Person;
(iv) any trust of which any trustee is a U.S. Person;
(v) any agency or branch of a foreign entity located in the United States;
(vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and
(vii) any partnership or corporation if:

(a) organized or incorporated under the laws of any foreign jurisdiction; and
(b) formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned by accredited investors (as defined in Rule 501(1) under the U.S. Securities Act) who are not natural persons, estates or trusts.

3. The Purchaser has previously been advised that the Purchaser would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which it might request, to the extent possible or obtainable, without unreasonable effort and expense.

4. The Purchaser has personally communicated or been offered the opportunity to communicate with an executive officer of the Company to discuss the business and financial

affairs of the Company, its products and activities, and its plans for the future. The Purchaser acknowledges that if the Purchaser would like to further avail itself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

5. The Purchaser has been advised that no accountant or attorney engaged by the Company is acting as its representative, accountant, or attorney.

____

Date: 29 July, 2019

MAMMOTH EMPIRE ESTATE SDN BHD

Name: Dato' Ng Yee Teck	Name: Dato' Cheah Joi Yong